AMENDMENT NO. 1




          AMENDMENT  NO. 1 dated as of April 11,  1997  between

ANNTAYLOR  GLOBAL  SOURCING, INC., a  Delaware  corporation  (the

"Company"),  and  THE  HONGKONG AND SHANGHAI BANKING  CORPORATION

LIMITED,  a  foreign banking corporation acting through  its  New

York Branch (the "Bank").
                  ----


          The  Company and the Bank are parties to an Amended and

Restated  Credit  Agreement dated as of September  20,  1996  (as heretofore  amended, modified and supplemented and in  effect  on the  date  hereof, the "Credit Agreement") providing, subject  to
                        ----------------
the  terms  and conditions thereof, for extensions of credit  (by issuing  letters of credit and making loans) to be  made  by  the

Bank to the Company in an aggregate face or principal amount  not exceeding $40,000,000.



          The  Company  and  the Bank wish to  amend  the  Credit

Agreement  (i)  to decrease the Loan Commitment to  an  aggregate principal  amount  not exceeding $5,000,000, (ii)  to  amend  the calculation  of  the  Borrowing Base, and  (iii)  to  permit  the consignment  to  the  Borrower of certain goods  and  merchandise relating to Letters of Credit issued by the Bank under the Credit

Agreement.   Accordingly  the  parties  hereto  hereby  agree  as

follows:



          Section 1.  Definitions.  Terms defined in  the Credit
                      -----------
Agreement are used herein as defined therein.



          Section   2. Amendments.   Subject to the satisfaction
                       ----------
of the conditions precedent specified in  Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:



          A.    References  in  the  Credit  Agreement  to  "this

Agreement"  shall  be  deemed  to be  references  to  the  Credit

Agreement as amended hereby.



          B.   The definition of "Borrowing Base" in Section 1.01

of  the  Credit Agreement is amended in its entirety to  read  as follows:



               "Borrowing Base" shall mean, as at any day of
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          determination thereof, the sum of (i) 80%  of  the

          aggregate amount of Eligible Receivables  at  said

          date  plus  (ii)  50% of the aggregate  amount  of
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          Eligible  Inventory at said date,  which  Eligible

          Inventory  shall in no event exceed $4,000,000  in

          the  aggregate prior to such fractional reduction,

          plus (iii) 50% of the aggregate face amount of all
          ----
          undrawn  Letters of Credit at said date plus  (iv)
                                                  ----
          the  undrawn face amount of the AT Credit at  said

          date  minus (v) an amount equal to two  times  the
                -----
          average monthly commissions or processing fees (to

          the  extent  such  are included in  the  value  of

          Inventory) paid to bailees, warehousemen, terminal

          operators,   Processors   (as   defined   in   the

          definition  of "Eligible Inventory" set  forth  in


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          this  Section  1.01) or other third  parties  with

          whom  the Company has lodged Inventory during  the

          period of two fiscal quarters most recently  ended

          on or before such date.



          C.    The  definition of "Loan Commitment"  in  Section

1.01  of the Credit Agreement is amended in its entirety to  read as follows:



               "Loan  Commitment" shall mean the  obligation
                ----------------
          of  the  Bank  to  make Loans up to  an  aggregate

          principal  amount for all Loans at  any  one  time

          outstanding up to $5,000,000.



          D.   Section 2.02(e) of the Credit Agreement is deleted

in its entirety.



          Section  3. Representations  and  Warranties.  The Company
                      --------------------------------
represents and warrants to the Bank that the representations and warranties set forth in  Section  7  of  the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 7 to "this Agreement" included reference  to  this Amendment No. 1.



          Section  4.  Conditions Precedent.  As provided in  Section  2
                       --------------------
above, the amendments to the Credit Agreement set forth  in  said Section 2

shall become effective, as of the  date hereof,   upon  the  satisfaction

of  the  following  conditions precedent:



          A. Execution by all Parties.  This Amendment No. 1 shall  have
             ------------------------
been executed and delivered by each of the parties hereto.



          B. Corporate  Action.  The Bank shall have  received certified
             -----------------
copies of (i) the charter and by-laws  (or  equivalent documentation) of the Company and (ii) all corporate  action  (or its equivalent) taken by the Company approving this Amendment No. 1,  the Credit Agreement as amended

hereby and the borrowings by the   Company  under  the  Credit  Agreement  as

amended  hereby (including, without limitation, a certificate setting  forth the resolutions of the Board of Directors of the Company  adopted  in respect of the transactions contemplated hereby and thereby).



          C. Incumbency.   The  Bank  shall  have  received  a
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certificate of the Company in respect of each of the officers (i)

who  is authorized to sign this Amendment No. 1 on its behalf and

(ii) who will, until replaced by another officer or officers duly authorized  for that purpose, act as its representative  for  the purposes  of  signing  documents and  giving  notices  and  other communications in connection with this Amendment No.  1  and  the

Credit   Agreement  as  amended  hereby,  and  the   transactions

contemplated  hereby and thereby (and the Bank  may  conclusively rely on such certificate until it receives notice in writing from the Company to the contrary).



          D. Certain Conditions.  The Bank shall have received
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a certificate of the president or a vice president of the Company to  the  effect that (i) the Company has complied and is then  in



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compliance with all of the terms, conditions and covenants of the

Credit  Agreement,  (ii)  no Default  or  Event  of  Default  has

occurred thereunder, (iii) the representations and warranties  of the  Company  contained in the Credit Agreement are true  in  all respects as if such representations and warranties had been  made on  the  date hereof, and (iv) there shall have been no  material adverse  change in the financial condition, business,  operations or property of the Company since December 31, 1996.



          E.   Opinion of Counsel to the Company.  The Bank shall
               ---------------------------------
have received an opinion of counsel to the Company, substantially in the form of Exhibit A hereto.



          F.    Other  Documents.  The Bank shall  have  received
                ----------------
such  other  documents as the Bank or its counsel may  reasonably request.



          Section 5.  Miscellaneous.  THIS AMENDMENT  NO. 1 SHALL BE
                      -------------
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF  THE STATE OF

NEW YORK.  Except as herein provided, the Credit Agreement  shall remain

unchanged and in full force  and  effect.  This   Amendment  No.  1  may

be  executed  in  any  number of counterparts,  all of which taken together shall  constitute  one and  the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart.


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          IN WITNESS WHEREOF, the parties hereto have caused this

Amendment No. 1 to be duly executed as of the day and year  first above written.




                              ANNTAYLOR GLOBAL SOURCING, INC.



                              By /s/James M. Smith
                                 ------------------------------
                              Name: James M. Smith
                              Title:Vice President



                              THE HONGKONG AND SHANGHAI BANKING
                                 CORPORATION LIMITED,
                                 NEW YORK BRANCH



                              By /s/AD Collins
                                 --------------------------------
                              Name: AD Collins
                              Title:SVP